SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------

                               First Amendment To
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                            ----------------------


       Date  of  Report  (Date  of  earliest  event  reported):  March 7, 2001
                                                                 ---------------



                              CONDOR CAPITAL, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                  033-20848-D                   91-2301401
     ----------------------         ---------            ----------------------
   (State of incorporation or       (Commission            (I.R.S. Employer
         organization)              File Number)          Identification Number)


        3753 Howard Hughes Pkwy, Suite 2012, Las Vegas, Nevada,  89109
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's  telephone  number,  including  area  code:  (702) 892-3730
                                                                ---------------



ITEM  5.   OTHER EVENTS.
--------   -------------

On March __, 2001, the Registrant entered into a Heads Of Agreement to acquire 100% of DSL Communication Ltd., Sing-Hai Communication Technologies Co. Ltd. and HighTouch Broadband, Inc. (the "DSL Group"). On March __, 2001, the Registrant publicly disseminated a press release announcing the Heads Of Agreement.

If the contemplated transaction is completed, then the Company will be issuing an additional 40,000,000 shares of its common stock and options to purchase an additional 20,000,000 shares of its common stock to the curent shareholders of DSL Communication Ltd., Sing-Hai Communication Technologies Co. Ltd. and HighTouch Broadband, Inc. Since the Company currently has approximately 20,000,000 shares of its common stock issued and outstanding, if the transaction is completed, a change in control will occur. Additionally, under the terms of the Heads of Agreement, if the transaction is completed, the Company's Chairman, President, and CEO, Lee Gahr, will resign and the Company's CFO, Les Hammond, will become the Company's new President and CEO.

A copy of the Heads of Agreement is incorporated herein by reference and filed
as Exhibit   10.1  hereto.

The copy of the press release is  incorporated  herein by reference and filed as
Exhibit 99.1 hereto.



ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.
-------    -------------------------------------

(c)        Exhibits.

10.1       Heads of Agreement dated    .
99.1       The  Registrant's  Press  Release  dated  March 7,  2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CONDOR CAPITAL, INC.
                                   -------------------
                                  (Registrant)


Date:  March 7,  2001              /S/ Les Hammond
                                   --------------------
                                   Les Hammond
                                   CFO

[Exhibit  10.1  -  Heads of Agreement]

                               HEADS OF AGREEMENT



BETWEEN

CONDOR CAPITAL, INC., of 2012 - 3753 Howard Hughes Parkway, Las Vegas, Nevada, U.S.A. ("CONDOR")

AND

DSL COMMUNICATION LTD., SING-HAI COMMUNICATION TECHNOLOGIES CO. LTD. AND HIGHTOUCH BROADBAND, INC., all care of 8723 Cambie Street, Vancouver, B.C., Canada V6P 3J9 ("DSL Group")

AND

CHRISTOPHER CHANG, of 8723 Cambie Street, Vancouver, B.C., Canada V6P 3J9 ("CHANG")

WHEREAS Condor is a public company listed on the OTC:BB and is involved in the creation of an international telecommunications network, specifically targeted at various vertical markets, for the purpose of providing high speed, cost-effective, secure and interactive digital data transmission, and

WHEREAS the DSL Group is developing new technology initiatives with respect to modems, routers and other equipment requirements in the high tech communications area and desires to become a public entity to facilitate marketing, financing and other aspects of its business, and

WHEREAS Chang represents and has the authority to represent all of the shareholders of the DSL Group

DSL and CONDOR and CHANG hereby agree as follows:

1. Condor will acquire 100% of the issued and outstanding share capital of the three companies comprising DSL.

2. In consideration, Condor will issue 40,000,000 of its common shares from Treasury to the shareholders of the DSL Group and will also grant options to the shareholders of the DSL Group for an additional 20,000,000 common shares exerciseable at the following levels:

                  4,000,000 shares  @                $  0.50
                  4,000,000 shares  @                $  0.75
                  4,000,000 shares  @                $  1.00
                  4,000,000 shares  @                $  1.25
                  4,000,000 shares  @                $  1.50

3. Christopher Chang will be the President and CEO of the DSL Group and will become an Executive Vice - President and Director of Condor.

4. Les Hammond will become the President and CEO of Condor and will become an Executive Vice - President and Director of the DSL Group.

5. Condor, Chang and the DSL Group will take all actions and do all things necessary to effect the purpose and intent of this Heads of Agreement.

6.   Lee Gahr will resign as Chairman, President and CEO of Condor.

This Agreement is subject to the following conditions:

1. Completion of a due diligence review of the DSL Group by Condor on or before March 21, 2001.

2.   The issuance of a fairness opinion by a firm acceptable to the SEC.

3. The execution of a Purchase and Sale Agreement between the DSL Group, Chang and Condor containing the terms and conditions of this Heads of Agreement as well as the various representations and warranties from each of the parties as are standard in such agreements.

Signed at Vancouver, B.C., Canada this 2nd day of March, 2001.


DSL COMMUNICATION LTD.,
SING-HAI COMMUNICATION TECHNOLOGIES CO. LTD.
HIGHTOUCH BROADBAND, INC
Per:


/s/Christopher Chang
---------------------------------
Christopher Chang

CONDOR CAPITAL, INC.
Per:
/s/Lee Gahr
---------------------------------
Lee Gahr, Chairman

/s/Les Hammond
---------------------------------
Les Hammond, Director

[Exhibit  99.1  -  Press  Release]


                  Condor Announces Signing of Heads Of Agreement

LAS VEGAS, Nevada, March 2, 2001 - Condor Capital, Inc. (the "Company") (OTCBB "CNOP") is pleased to announce that it has signed a Heads Of Agreement to acquire 100% of DSL Communication Ltd., Sing-Hai Communication Technologies Co. Ltd. and HighTouch Broadband, Inc. (the "DSL Group")

The proposed acquisition complements Condor's current investment in Konnect Corp. and although effecting a change of control in the Company as explained below, is what the Company believes to be a further step in implementing its mandate to invest in high-technology enterprises.

About the DSL Group

Utilizing new chip set technology (patent pending) the DSL Group intends to develop, manufacture, and market high-quality xDSL customer premises equipment such as modems, gateways and routers. These xDSL products are intended to give the Group immediate opportunity to enter the broadband market. The Group plans to concentrate on developing alternate broadband technologies that will have greater market potential.

In the long-term, the DSL Group intends to create plans to gradually evolve new products and applications toward the following applications:

          On the network side CO-oriented products such as DSLAM, Cable head end, Internet switches, and

          Consumer  on-premises  broadband  applications,  (i.e.  broadband home
          applications  or  home   networking   products)  such  as  residential
          gateways, wireless gateways and Internet home appliances.

The DSL Group plans to market its products directly to primary telecommunication companies and PTT's and has already received its first order. This order is from a Malaysian telecommunications company for 5,000 lines for its pilot test site. The Company believes that the value of this order is approximately $ 2,000,000.

The DSL Group plans to initially target the Asian markets and based on discussions with potential customers anticipates signing orders within the next six months for over 100,000 lines.

The Company feels that the DSL Group's management group is strong. It consists of individuals with advanced degrees in many disciplines, including Business Administration, Computer Science, Economics and Engineering. The group's experience encompasses many years in the telecommunication fields of network administration, technical and architecture planning, project and systems management, wireless technologies and R&D.

The DSL group consists of three divisions:

          Hightouch Broadband Inc., located in New Jersey, intended to conduct all of the Group's R&D initiatives.

          Sing-Hai Communication Technologies Co. Ltd., located in Taiwan, intended to handle marketing, sales and product support.

          DSL Communication Ltd., located in both Canada and Taiwan, is intended to handle the production of the Group's products.

Terms of the Heads Of Agreement

The basic terms of the Heads of Agreement are as follows:

1.       Issuance of Shares / Change of Control / Change of Management
         Condor will issue 40,000,000 common shares and options for 20,000,000 common shares, bearing the standard restrictive legends and having an average exercise price of $ 1.00, as full consideration for the 100% acquisition of the three companies comprising the DSL Group.

         This will effect a change of control in the Company which currently has approximately 20,000,000 shares issued and outstanding.

         Pursuant to the agreement, the Company's Chairman, President, and CEO, Lee Gahr, who holds options to purchase 580,358 shares of Common Stock of the Company, will resign and the Company's CFO, Les Hammond, will become the Company's President and CEO.

2.       Conditions Precedent:
         The Agreement is subject to the following conditions:

          a) Completion of a due diligence review by Condor on or before March 21, 2001.
          b) The receipt of a fairness opinion from a qualified firm of accountants.
          c) The execution of a Purchase and Sale Agreement between the parties.
          d)   Approval by Condor shareholders.
          e)   Regulatory approval as required.


About Konnect Corp.

Konnect Corp., a subsidiary corporation of which 50% is owned by the Company, is a developer of digital network layers required by Application Service Providers for real time interactive data networking. Konnect enables reliable, secure, high speed, high quality application services and its network operating environment provides a significant alternative to Internet services and expensive private networks. Konnect enabled services include audio and video conferencing, digital media storage and transfer, digital collaboration, e-commerce transaction fulfillment, unified messaging and generic Internet/web data services.

For further information, please contact Corporate Relations at:

         LakeShore Strategies Corp.
         Tim Mikula
         Corporate Relations
         (888) 233 - 1871
         Email:   tim@lakeshorecorp.com

Statements about the Company's future expectations, including future revenues, earnings and transactions, as well as all other statements in this news release other than historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby. Since these statements involve risks and uncertainties and are subject to change at any time, the Company's actual results and other corporate developments could differ materially from that which has been anticipated in such statements.